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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2003
                                                           -------------


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
               (Exact Name of registrant specified in its charter)

         United States                    333-74600             22-2382028
         -------------                    ---------             ----------
(State or other Jurisdiction of   (Commission File Number)    (I.R.S. employer
         Incorporation)                                      Identification No.)

                           200 White Clay Center Drive
                             Newark, Delaware 19711
                    (Address of principal executive offices)
                    ----------------------------------------
                  Registrant's telephone number: (302) 575-5000

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Item 5.  Other Events

         On July 24, 2003, the Note Underwriting Agreement, between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and J. P. Morgan Securities Inc., as Representative of the several Underwriters parties thereto, was executed and entered into by the parties thereto.

         On July 24, 2003, the Certificate Underwriting Agreement, between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and J. P. Morgan Securities Inc. was executed and entered into by the parties thereto.

         On July 25, 2003, the Sale and Servicing Agreement, dated as of July 25, 2003, between Chase Manhattan Auto Owner Trust 2003-B, as Issuer and Chase Manhattan Bank USA, National Association, as Seller and Servicer, was executed and entered into by the parties thereto.

         On July 25, 2003, the Indenture, dated as of July 25, 2003, between Chase Manhattan Auto Owner Trust 2003-B, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, was executed and entered into by the parties thereto.

         On July 25, 2003, the Amended and Restated Trust Agreement, dated as of July 25, 2003, between Chase Manhattan Bank USA, National Association, as Depositor, and Wilmington Trust Company, as Owner Trustee, was executed and entered into by the parties thereto.

         On July 25, 2003, the Administration Agreement, dated as of July 25, 2003, among Chase Manhattan Auto Owner Trust 2003-B, as Issuer, Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, and JPMorgan Chase Bank, as Administrator, was executed and entered into by the parties thereto.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits

         1.1       Note Underwriting Agreement, dated July 24, 2003.

         1.2       Certificate Underwriting Agreement, dated July 24, 2003.

         4.1       Sale and Servicing Agreement, dated July 25, 2003.

         4.2       Amended and Restated Trust Agreement, dated July 25, 2003.

         4.3       Indenture, dated July 25, 2003.

         4.4       Administration Agreement, dated July 25, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHASE MANHATTAN BANK USA, NATIONAL
                                          ASSOCIATION
                                                       (Registrant)


                                          By:        /s/ Andrew Semmelman
                                             -----------------------------------
                                          Name:    Andrew Semmelman
                                          Title:   Secretary


Date:  August 1, 2003


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                                INDEX TO EXHIBITS

Exhibit Number    Exhibit
--------------    -------

1.1               Note Underwriting Agreement, dated July 24, 2003.

1.2               Certificate Underwriting Agreement, dated July 24, 2003.

4.1               Sale and Servicing Agreement, dated July 25, 2003.

4.2               Amended and Restated Trust Agreement, dated July 25, 2003.

4.3               Indenture, dated July 25, 2003.

4.4               Administration Agreement, dated July 25, 2003.